UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

THE KEYW HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

(Address of principal executive offices) (Zip Code)

(443) 733-1600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2013, The KEYW Holding Corporation (“KEYW” or the “Company”) issued a press release announcing its financial results for the three month period ended March 31, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Named Executive Officer

On April 29, 2013, the Company appointed Chris Fedde as Executive Vice President. Mr. Fedde, age 62, most recently served as President and Chief Executive Officer of SafeNet, Inc. from May 2011 to December 2012. Mr. Fedde began his tenure at SafeNet in January 2001. Prior to that, Mr. Fedde served as Director of Secure Products at Harris Corporation from March 1992 to January 2001. Mr. Fedde received a B.S. in Electrical Engineering from the University of Iowa.

There are currently no arrangements or understandings between Mr. Fedde and any other person pursuant to which Mr. Fedde was selected as an executive officer. There are no family relationships between Mr. Fedde and any director or other executive officer of the Company, or with any person nominated or chosen to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions currently proposed, in which Mr. Fedde, or any member of his immediate family, has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Fedde will be entitled to an annual base salary in the amount of $275,000. Mr. Fedde will also be eligible to receive an annual cash bonus. Mr. Fedde’s eligible bonus payment for the calendar year 2013 will be based on the Company’s achievement of certain performance objectives and company goals. Following his appointment, Mr. Fedde will also be granted a stock option for the purchase of 25,000 shares of the Company’s common stock and restricted stock of 10,000 shares of the Company’s common stock under the Company’s 2013 Stock Incentive Plan.

A copy of the press release issued by the Company announcing Mr. Fedde’s appointment to Executive Vice President is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

THE KEYW HOLDING CORPORATION

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 30, 2013, reporting Q1 2013 Financial Results.	(X)

99.2	Press Release, dated April 30, 2013, appointing Chris Fedde as Executive Vice President.	(X)

(X) Filed herewith.

 THE KEYW HOLDING CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ John E. Krobath
DATE: April 30, 2013	John E. Krobath
Chief Financial Officer

THE KEYW HOLDING CORPORATION

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 30, 2013, reporting Q1 2013 Financial Results.

99.2	Press Release, dated April 30, 2013, appointing Chris Fedde as Executive Vice President.